UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 18, 2018

AVAYA HOLDINGS CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38289	26-1119726
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		Number)

4655 Great America Parkway
Santa Clara, California		95054
(Address of Principal Executive Office)		(Zip Code)

Registrant’s telephone number, including area code: (908) 953-6000
N/A
(Former Name or Former Address, if Changed Since Last Report)
 ____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.
On June 18, 2018, Avaya Holdings Corp. (the “Company”), Avaya Inc. and its subsidiaries entered into Amendment No. 1 (the “Repricing Amendment”) to the Term Loan Credit Agreement, dated as of December 15, 2017 (as amended from time to time, the “Credit Agreement”), among Avaya Inc., the Company, the lenders or other financial institutions party thereto, and Goldman Sachs Bank USA, as the administrative agent and collateral agent. All capitalized terms not defined herein are defined in the Credit Agreement.

The Repricing Amendment amended the Credit Agreement to, among other things, (A) reduce by 0.50% overall the applicable margin for the Term Loan, resulting in a margin spread of LIBOR plus 4.25% per annum, and reduce the LIBOR floor from 1% to 0% and (B) reset the period during which a prepayment premium may be required for a Repricing Transaction until six months after the effective date of the Repricing Amendment.

In connection with the execution of the Repricing Amendment, the Company paid certain fees and reimbursed certain expenses to the Term Lenders and JPMorgan Chase Bank, N.A. and Goldman Sachs Lending Partners LLC, as joint lead bookrunners and arrangers. The Company did not incur additional debt or receive any proceeds in connection with the Repricing Amendment.

The foregoing description of the Repricing Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Repricing Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
No.	Description of Document

10.1
Amendment No. 1, dated as of June 18, 2018, to the Term Loan Credit Agreement, dated as of December 15, 2017, among Avaya Inc., as borrower, Avaya Holdings Corp., the lenders from time to time party thereto, Goldman Sachs Bank USA, as the Administrative Agent and the Collateral Agent, and the other parties from time to time party thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVAYA HOLDINGS CORP.

Date: June 20, 2018	By:	/s/ Patrick J. O’Malley, III
Name: Patrick J. O’Malley, III
Title: Senior Vice President and Chief Financial Officer